_____________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 25, 1996


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996B).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
       --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Tennessee                      33-88238                62-0997810
- ----------------------------         ------------          --------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


4726 Airport Highway
Louisville, Tennessee                                         37777
- ----------------------                                      ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (423) 970-7200
                                                  -----------------
- --------------------------------------------------------------------------
(Former Address:

- --------------------------------------------------------------------------

Item 5.  Other Events
         ------------

Filing of Computational Materials.*
- ---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K), Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (collectively, the "Company") are filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996B.

     In connection with the offering of the Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996B, Prudential Securities Incorporated, as one of the underwriters of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 1.

     In preparation of the Computational Materials, the assumptions set forth in the Prospectus Supplement were used.



_________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 19, 1996, and Prospectus Supplement dated July 19, 1996, of Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. relating to Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996B.
                                      2

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   Computational Materials.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David R. Jordan
    ----------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By: /s/ Joseph H. Stegmayer
    ------------------------------
    Name: Joseph H. Stegmayer
    Title: President


Dated:  July 25, 1996

                                Exhibit Index
                               -------------



Exhibit                                                         Page
- -------                                                         ----

1.   Computational Materials                                      6

                           Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
               Manufactured Housing Contract, Senior/Subordinate
                      Pass-Through Certificates, Series 1996B


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1996B transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the disemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

          Vanderbilt Mortgage and Finance, Inc., Series 1996B

Title of Securities:     Vanderbilt Mortgage and Finance, Inc., Manufactured
                         Housing Contract Senior/Subordinate Pass-Through
                         Certificates, Series 1996B.
                    Class       Class       Class       Class       Class       Class      Class       Class
                     A1          A2          A3          A4          A5          A6         B1          B2
Amount(000):       31,944      29,610      20,786      12,640      17,379      11,030      8,272      6,204

Coupon:             6.400       6.725       6.975       7.250       7.525       7.850      7.725      8.250

Approx. Price:     100-00      99-31+      99-29+      99-31+      99-31+      99-28+     99-29+     99-26+

Spread:                47          47          55          70          88         123        120        165

Avg Life:           1.050       3.050       5.050       7.050       9.750      13.663      6.866     13.802

1st Prin Pymt:   08/07/96    08/07/98    09/07/00    10/07/02    07/07/04    07/07/08   08/07/01   10/07/05

Exp Mat:         08/07/98    09/07/00    10/07/02    07/07/04    07/07/08    10/07/12   10/07/05   06/07/21

To 10% Call:     08/07/98    09/07/00    10/07/02    07/07/04    07/07/08    08/07/08   10/07/05   08/07/08

Stated Mat:      03/07/02    09/07/05    08/07/08    01/07/10    01/07/13    08/07/26   02/07/10   08/07/26

Expected
Settlement:     (7/26/96)   (7/26/96)   (7/26/96)   (7/26/96)   (7/26/96)   (7/26/96)  (7/26/96)  (7/26/96)

Pymt Delay:        6 Days      6 Days      6 Days      6 Days      6 Days      6 Days     6 Days     6 Days

Dated Date:      07/01/96    07/01/96    07/01/96    07/01/96    07/01/96    07/01/96   07/01/96   07/01/96

1st Pymt Date:   (8/7/96)    (8/7/96)    (8/7/96)    (8/7/96)    (8/7/96)    (8/7/96)   (8/7/96)   (8/7/96)

Rating:               AAA         AAA         AAA         AAA         AAA         Aa3       Baa2       Baa2

Pricing Date:           07/19/96

Prepayment Speed:       (175%) MHP

Credit Enhancement:     Subordination:  Expected subordination levels are as
                        follows:  (subject to change)

Class A1-A5:    AAA     (18.5%)
Class A6:       Aa3     (10.5%)
Class B1:       Baa2    (4.5%)

                        Corporate Guarantee: The Class B-2 Certificateholders will have the benefit of a limited guarantee of Clayton Homes, Inc.("CHI") to protect against losses that would otherwise be absorbed by the Class B-2
                        Certificateholders.

                        Servicing Fee and Excess Servicing:
                        The servicing fee and excess servicing of the Contracts are subordinate to the Offered
                        Certificates on a monthly basis. Such rate is calculated as follows:

                        Gross WAC - WA Bond Coupon

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          Vanderbilt Mortgage and Finance, Inc., Series 1996B

Cashflow Priority:  (PLEASE SEE PAGES ___ AND ___ IN RED)

  PRICING
  BASE CASE    CLASS B DISTRIBUTION TEST IS MET:
               1) Current interest and any previously unreimbursed
                  interest to Classes A1-A5 Certificates;
               2) Senior percentage of principal payments
                  sequentially to Classes A-1, A-2, A-3, A-4, and A-5 until such class is reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Clas A6 Certificates;
               4) Class A-6 percentage of principal payments to
                  Class A-6 until such class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class B1 Certificates;
               6) Class B percentage of principal payments to
                  Class B1 until such class is reduced to zero;
               7) Current interest and any previously unreimbursed
                  interest to Class B2 Certificates;
               8) Class B percentage of principal payments to
                  Class B2 until such class is reduced to zero;
               9) So long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
              10) Clayton Homes for any unreimbursed guaranteed
                  payments with respect to Class B2;
              11) any remainder to the Class R Certificates.
          __________________________________________________
          |     |     |          |        |       |        |
          |     |     |          |   A4   |   A5  |   A6   |
          | A1  |  A2 |  A3  ____|________|_______|________|
          |     |     |      |      B1       |     B2      |
          |_____|_____|______|_______________|_____________|
                      5 yrs

          CLASS B DISTRIBUTION TEST IS NOT MET:
               1) Current interest and any previously unreimbursed
                  interest to Classes A1-A5 Certificates;
               2) 100% of principal payments sequentially to Classes
                  A-1, A-2, A-3, A-4, and A-5 until such class is
                  reduced to zero;
               3) Current interest and any previously unreimbursed
                  interest to Clas A6 Certificates;
               4) 100% of principal payments to Class A-6 until such
                  Class is reduced to zero;
               5) Current interest and any previously unreimbursed
                  interest to Class B1 Certificates;
               6) 100% of principal payments to Class B1 until such
                  Class is reduced to zero;
               7) Current interest and any previously unreimbursed
                  interest to Class B2 Certificates;
               8) 100% of principal payments to Class B2 until such
                  Class is reduced to zero;
               9) So long as Vanderbilt is the Servicer, any remainder
                  up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
              10) Clayton Homes for any unreimbursed guaranteed
                  payments with respect to Class B2;
              11) any remainder to the Class R Certificates.
           _____________________________________________________
          |     |     |      |      |      |      |      |      |
          |     |     |      |      |      |      |      |      |
          | A1  |  A2 |  A3  |  A4  |  A5  |  A6  |  B1  |  B2  |
          |     |     |      |      |      |      |      |      |
          |_____|_____|______|______|______|______|______|______|

Class B
Distribution
Test:          The Class B Distribution Test is met if
               1)  Remittance Date is on or after (Aug 2001)
               2)  Class B Percentage is at least (18.375%)
                   (which is (1.75) times the original Class B
                   Percentage)
               3) Cumulative Realized Losses do not exceed (7%) for year (2001), (8%) for year (2002), and (9%) for year
                   (2003) and beyond of the Original Principal Balance of the Contracts
               4)  Current Realized Loss Ratio does not exceed (2.75%)
               5)  Average 60 Day Delinquency Ratio does not exceed (5%)
               6)  Average 30 Day Delinquency Ratio does not exceed (7%)
               7) Class B-2 Principal Balance must not be less than ($2,758,000) (which represents approximately (2%) of the Total Original Contract Pool Principal Balance).

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


          Vanderbilt Mortgage and Finance, Inc., Series 1996B


Cleanup Call:          The Servicer may call the Certificates at par plus
                       accrued interest after the remaining pool balance of the Certificates is less than 10% of its original balance.

Payment Date:          The 7th day of each month or, if such day is not a
                       business day, the next succeeding business day, beginning in August, 1996.

Interest Accrual:      Interest will accrue from the 1st day of the preceding
                       month until the 30th day of the preceding month for each of the Offered Certificates.

ERISA Considerations:  The Class A1, A2, A3, A4, and A5 Certificates will be ERISA eligible. The Class A6, B1 and B2 Certificates are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:  The Class A1, A2, A3, A4, A5, and A6 Certificates
                       will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA". The Class B Certificates are not SMMEA eligible.

  Type of Collateral:  (15-30 Year Fixed Rate Manufactured Housing
                       Contracts)
  Number:              4,762
  Amount:              $137,865,912.02
  Avg Unpaid Balance:  $28,951.26
  Max Orig Balance:    $127,815.27
  WAC:                 10.978%
  WAC Range:           7.750 - 18.000%
  WAM:                 183.840
  WA Orig Term:        186.377
  WALTV:               85.749%
  New:                 80.54%
  Used:                19.46%
  Park:                29.36%
  Non-Park:            70.64%
  Single Wide:         53.16%
  Double Wide:         46.84%

Prospectus:            The Certificates are being offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies        07/19/96 12:29:29 pm          Prudential Securities
Group       IMPACT CMO/ABS Analytics - Digest Information          Incorporated
Deal ID/CUSIP VMF6B                               Deal Date      07/17/96
Series        1996-B                              Delivery Date  07/26/96
Underwriter   PSI                                 Dated Date     07/01/96
Issuer        VANDERBILT MORTGAGE AND FINANCE     Credit Support SENIOR SUB
Collateral    MANUFACTURED HOUSING (Real)         Deal Type      MH    REMIC
N/GWAC (Orig)       /        (9.728/10.978)       Pricing Speed  MHP 175.00
WAM    (Orig)         (15.307)                    Rating         Aaa/MOODY
Size          137,865,000                         Coupon Range   8.711-11.001
Trustee                                           Modeled        Y
View          Summary                             On Page        1 of 4



Class   Coupon     Mat   Amt 000   AvLf  Sprd    Price     Yield    Description
- -----   ------     ---   -------   ----  ----    -----     -----    -----------
A1       6.400    3/02    31,944    1.0    47    100-00    6.376    AAA

A2       6.725    9/05    29,610    3.0    47    99-31+    6.784    AAA

A3       6.975    8/08    20,786    5.0    55    99-29+    7.068    AAA

A4       7.250    1/10    12,640    7.0    70    99-31+    7.341    AAA

A5       7.525    1/13    17,379    9.8    88    99-31+    7.627    AAA

A6       7.850    8/26    11,030   13.7   123    99-28+    7.977    AA3

B1       7.725    2/10     8,272    6.9   120    99-29+    7.840    BAA2

B2       8.250    8/26     6,204   13.8   165    99-26+    8.397    CORP BAA2



Financial Strategies        07/19/96 12:31:30 pm          Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  6.400
Class         A1     AAA                          Accr  0.44444 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 03/07/02   Settle 07/26/96
CenterPrice   100-00  Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-22+     6.681     6.627     6.645     6.663     6.699     6.717     6.735
99-23      6.665     6.615     6.632     6.648     6.681     6.698     6.714
99-23+     6.649     6.604     6.619     6.634     6.664     6.679     6.694
99-24      6.633     6.592     6.606     6.619     6.646     6.660     6.673
99-24+     6.617     6.581     6.593     6.605     6.629     6.641     6.653
99-25      6.601     6.569     6.579     6.590     6.611     6.622     6.632
99-25+     6.585     6.557     6.566     6.575     6.594     6.603     6.612
99-26      6.568     6.546     6.553     6.561     6.576     6.584     6.591
99-26+     6.552     6.534     6.540     6.546     6.559     6.565     6.571
99-27      6.536     6.522     6.527     6.532     6.541     6.546     6.550
99-27+     6.520     6.511     6.514     6.517     6.524     6.527     6.530
99-28      6.504     6.499     6.501     6.503     6.506     6.508     6.509
99-28+     6.488     6.488     6.488     6.488     6.489     6.489     6.489
99-29      6.472     6.476     6.475     6.474     6.471     6.470     6.469
99-29+     6.456     6.465     6.462     6.459     6.454     6.451     6.448
99-30      6.440     6.453     6.449     6.445     6.436     6.432     6.428
99-30+     6.424     6.441     6.436     6.430     6.419     6.413     6.407
99-31      6.408     6.430     6.423     6.416     6.401     6.394     6.387
99-31+     6.392     6.418     6.410     6.401     6.384     6.375     6.367
100-00     6.376     6.407     6.397     6.386     6.366     6.356     6.346
100-00+    6.360     6.395     6.384     6.372     6.349     6.337     6.326
100-01     6.345     6.384     6.370     6.357     6.332     6.318     6.305
100-01+    6.329     6.372     6.357     6.343     6.314     6.300     6.285
100-02     6.313     6.360     6.344     6.328     6.297     6.281     6.265
100-02+    6.297     6.349     6.331     6.314     6.279     6.262     6.244
100-03     6.281     6.337     6.318     6.299     6.262     6.243     6.224
100-03+    6.265     6.326     6.305     6.285     6.244     6.224     6.204
100-04     6.249     6.314     6.292     6.271     6.227     6.205     6.183
100-04+    6.233     6.303     6.279     6.256     6.210     6.186     6.163
100-05     6.217     6.291     6.266     6.242     6.192     6.167     6.143
100-05+    6.201     6.280     6.253     6.227     6.175     6.149     6.122
100-06     6.185     6.268     6.240     6.213     6.158     6.130     6.102
100-06+    6.169     6.256     6.227     6.198     6.140     6.111     6.082
100-07     6.153     6.245     6.214     6.184     6.123     6.092     6.061
100-07+    6.137     6.233     6.201     6.169     6.105     6.073     6.041
100-08     6.121     6.222     6.188     6.155     6.088     6.054     6.021
100-08+    6.106     6.210     6.175     6.140     6.071     6.036     6.000
100-09     6.090     6.199     6.162     6.126     6.053     6.017     5.980
100-09+    6.074     6.187     6.149     6.112     6.036     5.998     5.960
Avg. Life  1.050     1.475     1.299     1.161     0.958     0.881     0.815
1st  Pmt.  0.031     0.031     0.031     0.031     0.031     0.031     0.031
Last Pmt.  2.031     2.864     2.531     2.281     1.864     1.697     1.614

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies        07/19/96 12:32:11 pm          Prudential Securities
Group          IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  6.725
Class         A2     AAA                          Accr  0.46701 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 09/07/05   Settle 07/26/96
CenterPrice    99-31+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-22      6.895     6.876     6.883     6.889     6.901     6.908     6.914
99-22+     6.889     6.872     6.878     6.883     6.895     6.901     6.907
99-23      6.883     6.868     6.873     6.878     6.889     6.894     6.900
99-23+     6.877     6.863     6.868     6.873     6.882     6.887     6.892
99-24      6.872     6.859     6.863     6.867     6.876     6.880     6.885
99-24+     6.866     6.854     6.858     6.862     6.870     6.874     6.877
99-25      6.860     6.850     6.853     6.856     6.863     6.867     6.870
99-25+     6.854     6.846     6.848     6.851     6.857     6.860     6.863
99-26      6.848     6.841     6.843     6.846     6.851     6.853     6.855
99-26+     6.842     6.837     6.839     6.840     6.844     6.846     6.848
99-27      6.836     6.832     6.834     6.835     6.838     6.839     6.841
99-27+     6.831     6.828     6.829     6.830     6.831     6.832     6.833
99-28      6.825     6.823     6.824     6.824     6.825     6.825     6.826
99-28+     6.819     6.819     6.819     6.819     6.819     6.819     6.818
99-29      6.813     6.815     6.814     6.814     6.812     6.812     6.811
99-29+     6.807     6.810     6.809     6.808     6.806     6.805     6.804
99-30      6.801     6.806     6.804     6.803     6.800     6.798     6.796
99-30+     6.795     6.801     6.799     6.797     6.793     6.791     6.789
99-31      6.789     6.797     6.795     6.792     6.787     6.784     6.782
99-31+     6.784     6.793     6.790     6.787     6.781     6.777     6.774
100-00     6.778     6.788     6.785     6.781     6.774     6.771     6.767
100-00+    6.772     6.784     6.780     6.776     6.768     6.764     6.760
100-01     6.766     6.779     6.775     6.771     6.761     6.757     6.752
100-01+    6.760     6.775     6.770     6.765     6.755     6.750     6.745
100-02     6.754     6.771     6.765     6.760     6.749     6.743     6.738
100-02+    6.749     6.766     6.760     6.755     6.742     6.736     6.730
100-03     6.743     6.762     6.756     6.749     6.736     6.729     6.723
100-03+    6.737     6.757     6.751     6.744     6.730     6.723     6.715
100-04     6.731     6.753     6.746     6.738     6.723     6.716     6.708
100-04+    6.725     6.749     6.741     6.733     6.717     6.709     6.701
100-05     6.719     6.744     6.736     6.728     6.711     6.702     6.693
100-05+    6.713     6.740     6.731     6.722     6.704     6.695     6.686
100-06     6.708     6.735     6.726     6.717     6.698     6.688     6.679
100-06+    6.702     6.731     6.722     6.712     6.692     6.682     6.671
100-07     6.696     6.727     6.717     6.706     6.685     6.675     6.664
100-07+    6.690     6.722     6.712     6.701     6.679     6.668     6.657
100-08     6.684     6.718     6.707     6.696     6.673     6.661     6.649
100-08+    6.678     6.714     6.702     6.690     6.666     6.654     6.642
100-09     6.673     6.709     6.697     6.685     6.660     6.647     6.635
Avg. Life  3.050     4.213     3.747     3.366     2.786     2.563     2.372
1st  Pmt.  2.031     2.864     2.531     2.281     1.864     1.697     1.614
Last Pmt.  4.114     5.614     5.031     4.531     3.781     3.447     3.197

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:32:27 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  6.975
Class         A3     AAA                          Accr  0.48438 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 08/07/08   Settle 07/26/96
CenterPrice    99-29+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-20      7.140     7.126     7.130     7.135     7.145     7.150     7.155
99-20+     7.136     7.123     7.127     7.131     7.141     7.146     7.151
99-21      7.132     7.120     7.124     7.128     7.137     7.141     7.146
99-21+     7.129     7.117     7.120     7.124     7.133     7.137     7.141
99-22      7.125     7.114     7.117     7.121     7.129     7.133     7.136
99-22+     7.121     7.111     7.114     7.117     7.125     7.128     7.132
99-23      7.117     7.108     7.111     7.114     7.120     7.124     7.127
99-23+     7.113     7.105     7.108     7.110     7.116     7.119     7.122
99-24      7.110     7.102     7.104     7.107     7.112     7.115     7.117
99-24+     7.106     7.099     7.101     7.103     7.108     7.110     7.113
99-25      7.102     7.096     7.098     7.100     7.104     7.106     7.108
99-25+     7.098     7.093     7.095     7.096     7.100     7.102     7.103
99-26      7.094     7.090     7.092     7.093     7.096     7.097     7.099
99-26+     7.091     7.088     7.088     7.089     7.092     7.093     7.094
99-27      7.087     7.085     7.085     7.086     7.088     7.088     7.089
99-27+     7.083     7.082     7.082     7.082     7.083     7.084     7.084
99-28      7.079     7.079     7.079     7.079     7.079     7.080     7.080
99-28+     7.075     7.076     7.076     7.076     7.075     7.075     7.075
99-29      7.072     7.073     7.072     7.072     7.071     7.071     7.070
99-29+     7.068     7.070     7.069     7.069     7.067     7.066     7.066
99-30      7.064     7.067     7.066     7.065     7.063     7.062     7.061
99-30+     7.060     7.064     7.063     7.062     7.059     7.057     7.056
99-31      7.056     7.061     7.060     7.058     7.055     7.053     7.051
99-31+     7.053     7.058     7.057     7.055     7.051     7.049     7.047
100-00     7.049     7.055     7.053     7.051     7.046     7.044     7.042
100-00+    7.045     7.052     7.050     7.048     7.042     7.040     7.037
100-01     7.041     7.049     7.047     7.044     7.038     7.035     7.033
100-01+    7.037     7.046     7.044     7.041     7.034     7.031     7.028
100-02     7.034     7.043     7.041     7.037     7.030     7.027     7.023
100-02+    7.030     7.041     7.037     7.034     7.026     7.022     7.018
100-03     7.026     7.038     7.034     7.030     7.022     7.018     7.014
100-03+    7.022     7.035     7.031     7.027     7.018     7.013     7.009
100-04     7.019     7.032     7.028     7.023     7.014     7.009     7.004
100-04+    7.015     7.029     7.025     7.020     7.010     7.005     7.000
100-05     7.011     7.026     7.022     7.016     7.005     7.000     6.995
100-05+    7.007     7.023     7.018     7.013     7.001     6.996     6.990
100-06     7.003     7.020     7.015     7.009     6.997     6.991     6.985
100-06+    7.000     7.017     7.012     7.006     6.993     6.987     6.981
100-07     6.996     7.014     7.009     7.003     6.989     6.983     6.976
Avg. Life  5.050     6.928     6.260     5.603     4.592     4.219     3.909
1st  Pmt.  4.114     5.614     5.031     4.531     3.781     3.447     3.197
Last Pmt.  6.197     8.281     7.531     6.864     5.614     5.031     4.697

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:32:41 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  7.250
Class         A4     AAA                          Accr  0.50347 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 01/07/10   Settle 07/26/96
CenterPrice    99-31+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-22      7.396     7.390     7.392     7.394     7.399     7.402     7.405
99-22+     7.393     7.387     7.389     7.391     7.396     7.399     7.402
99-23      7.390     7.385     7.387     7.388     7.393     7.395     7.398
99-23+     7.387     7.382     7.384     7.386     7.389     7.392     7.394
99-24      7.385     7.380     7.381     7.383     7.386     7.388     7.391
99-24+     7.382     7.378     7.379     7.380     7.383     7.385     7.387
99-25      7.379     7.375     7.376     7.377     7.380     7.382     7.383
99-25+     7.376     7.373     7.374     7.375     7.377     7.378     7.380
99-26      7.373     7.371     7.371     7.372     7.374     7.375     7.376
99-26+     7.370     7.368     7.369     7.369     7.371     7.371     7.372
99-27      7.367     7.366     7.366     7.367     7.367     7.368     7.369
99-27+     7.364     7.363     7.364     7.364     7.364     7.365     7.365
99-28      7.361     7.361     7.361     7.361     7.361     7.361     7.361
99-28+     7.358     7.359     7.358     7.358     7.358     7.358     7.358
99-29      7.355     7.356     7.356     7.356     7.355     7.354     7.354
99-29+     7.352     7.354     7.353     7.353     7.352     7.351     7.350
99-30      7.349     7.351     7.351     7.350     7.349     7.348     7.347
99-30+     7.346     7.349     7.348     7.347     7.345     7.344     7.343
99-31      7.344     7.347     7.346     7.345     7.342     7.341     7.339
99-31+     7.341     7.344     7.343     7.342     7.339     7.337     7.336
100-00     7.338     7.342     7.341     7.339     7.336     7.334     7.332
100-00+    7.335     7.339     7.338     7.336     7.333     7.331     7.328
100-01     7.332     7.337     7.336     7.334     7.330     7.327     7.325
100-01+    7.329     7.335     7.333     7.331     7.327     7.324     7.321
100-02     7.326     7.332     7.330     7.328     7.323     7.321     7.317
100-02+    7.323     7.330     7.328     7.326     7.320     7.317     7.314
100-03     7.320     7.328     7.325     7.323     7.317     7.314     7.310
100-03+    7.317     7.325     7.323     7.320     7.314     7.310     7.306
100-04     7.314     7.323     7.320     7.317     7.311     7.307     7.303
100-04+    7.311     7.320     7.318     7.315     7.308     7.304     7.299
100-05     7.308     7.318     7.315     7.312     7.305     7.300     7.295
100-05+    7.306     7.316     7.313     7.309     7.301     7.297     7.292
100-06     7.303     7.313     7.310     7.307     7.298     7.293     7.288
100-06+    7.300     7.311     7.308     7.304     7.295     7.290     7.285
100-07     7.297     7.309     7.305     7.301     7.292     7.287     7.281
100-07+    7.294     7.306     7.303     7.298     7.289     7.283     7.277
100-08     7.291     7.304     7.300     7.296     7.286     7.280     7.274
100-08+    7.288     7.301     7.297     7.293     7.283     7.277     7.270
100-09     7.285     7.299     7.295     7.290     7.280     7.273     7.266
Avg. Life  7.050     9.305     8.489     7.725     6.421     5.839     5.320
1st  Pmt.  6.197     8.281     7.531     6.864     5.614     5.031     4.697
Last Pmt.  7.947    10.447     9.614     8.697     7.281     6.697     6.114


           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:32:51 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  7.525
Class         A5     AAA                          Accr  0.52257 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 01/07/13   Settle 07/26/96
CenterPrice    99-31+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-22      7.672     7.668     7.669     7.671     7.674     7.675     7.677
99-22+     7.670     7.666     7.667     7.668     7.671     7.673     7.674
99-23      7.667     7.664     7.665     7.666     7.669     7.670     7.672
99-23+     7.665     7.662     7.663     7.664     7.666     7.667     7.669
99-24      7.663     7.660     7.661     7.662     7.664     7.665     7.666
99-24+     7.660     7.658     7.659     7.659     7.661     7.662     7.663
99-25      7.658     7.656     7.657     7.657     7.659     7.660     7.661
99-25+     7.656     7.654     7.654     7.655     7.656     7.657     7.658
99-26      7.653     7.652     7.652     7.653     7.654     7.654     7.655
99-26+     7.651     7.650     7.650     7.651     7.651     7.652     7.652
99-27      7.649     7.648     7.648     7.648     7.649     7.649     7.649
99-27+     7.646     7.646     7.646     7.646     7.646     7.646     7.647
99-28      7.644     7.644     7.644     7.644     7.644     7.644     7.644
99-28+     7.641     7.642     7.642     7.642     7.641     7.641     7.641
99-29      7.639     7.640     7.640     7.639     7.639     7.639     7.638
99-29+     7.637     7.638     7.637     7.637     7.636     7.636     7.635
99-30      7.634     7.636     7.635     7.635     7.634     7.633     7.633
99-30+     7.632     7.634     7.633     7.633     7.631     7.631     7.630
99-31      7.630     7.632     7.631     7.630     7.629     7.628     7.627
99-31+     7.627     7.630     7.629     7.628     7.626     7.625     7.624
100-00     7.625     7.628     7.627     7.626     7.624     7.623     7.622
100-00+    7.623     7.625     7.625     7.624     7.622     7.620     7.619
100-01     7.620     7.623     7.623     7.622     7.619     7.618     7.616
100-01+    7.618     7.621     7.621     7.619     7.617     7.615     7.613
100-02     7.616     7.619     7.618     7.617     7.614     7.612     7.610
100-02+    7.613     7.617     7.616     7.615     7.612     7.610     7.608
100-03     7.611     7.615     7.614     7.613     7.609     7.607     7.605
100-03+    7.609     7.613     7.612     7.610     7.607     7.605     7.602
100-04     7.606     7.611     7.610     7.608     7.604     7.602     7.599
100-04+    7.604     7.609     7.608     7.606     7.602     7.599     7.597
100-05     7.602     7.607     7.606     7.604     7.599     7.597     7.594
100-05+    7.599     7.605     7.604     7.602     7.597     7.594     7.591
100-06     7.597     7.603     7.601     7.599     7.594     7.591     7.588
100-06+    7.595     7.601     7.599     7.597     7.592     7.589     7.586
100-07     7.592     7.599     7.597     7.595     7.589     7.586     7.583
100-07+    7.590     7.597     7.595     7.593     7.587     7.584     7.580
100-08     7.588     7.595     7.593     7.591     7.584     7.581     7.577
100-08+    7.585     7.593     7.591     7.588     7.582     7.578     7.574
100-09     7.583     7.591     7.589     7.586     7.580     7.576     7.572
Avg. Life  9.750    12.063    11.338    10.541     9.008     8.317     7.675
1st  Pmt.  7.947    10.447     9.614     8.697     7.281     6.697     6.114
Last Pmt. 11.947    13.781    13.197    12.614    11.197    10.447     9.697

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:33:02 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  7.850
Class         A6     AA3                          Accr  0.54514 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 08/07/26   Settle 07/26/96
CenterPrice    99-28+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-19      8.014     8.011     8.012     8.013     8.015     8.016     8.017
99-19+     8.012     8.010     8.010     8.011     8.013     8.013     8.015
99-20      8.010     8.008     8.008     8.009     8.011     8.011     8.012
99-20+     8.008     8.006     8.006     8.007     8.009     8.009     8.010
99-21      8.006     8.004     8.005     8.005     8.007     8.007     8.008
99-21+     8.004     8.002     8.003     8.003     8.005     8.005     8.006
99-22      8.002     8.000     8.001     8.001     8.003     8.003     8.004
99-22+     8.000     7.999     7.999     8.000     8.001     8.001     8.002
99-23      7.998     7.997     7.997     7.998     7.999     7.999     8.000
99-23+     7.996     7.995     7.995     7.996     7.997     7.997     7.998
99-24      7.994     7.993     7.994     7.994     7.995     7.995     7.996
99-24+     7.992     7.991     7.992     7.992     7.993     7.993     7.993
99-25      7.990     7.990     7.990     7.990     7.991     7.991     7.991
99-25+     7.988     7.988     7.988     7.988     7.989     7.989     7.989
99-26      7.986     7.986     7.986     7.986     7.987     7.987     7.987
99-26+     7.985     7.984     7.984     7.984     7.985     7.985     7.985
99-27      7.983     7.982     7.982     7.983     7.983     7.983     7.983
99-27+     7.981     7.981     7.981     7.981     7.981     7.981     7.981
99-28      7.979     7.979     7.979     7.979     7.979     7.979     7.979
99-28+     7.977     7.977     7.977     7.977     7.977     7.977     7.977
99-29      7.975     7.975     7.975     7.975     7.975     7.975     7.974
99-29+     7.973     7.973     7.973     7.973     7.973     7.973     7.972
99-30      7.971     7.972     7.971     7.971     7.971     7.971     7.970
99-30+     7.969     7.970     7.970     7.969     7.969     7.968     7.968
99-31      7.967     7.968     7.968     7.967     7.967     7.966     7.966
99-31+     7.965     7.966     7.966     7.966     7.965     7.964     7.964
100-00     7.963     7.964     7.964     7.964     7.963     7.962     7.962
100-00+    7.961     7.963     7.962     7.962     7.961     7.960     7.960
100-01     7.959     7.961     7.960     7.960     7.959     7.958     7.958
100-01+    7.957     7.959     7.958     7.958     7.957     7.956     7.955
100-02     7.956     7.957     7.957     7.956     7.955     7.954     7.953
100-02+    7.954     7.955     7.955     7.954     7.953     7.952     7.951
100-03     7.952     7.954     7.953     7.952     7.951     7.950     7.949
100-03+    7.950     7.952     7.951     7.950     7.949     7.948     7.947
100-04     7.948     7.950     7.949     7.949     7.947     7.946     7.945
100-04+    7.946     7.948     7.947     7.947     7.945     7.944     7.943
100-05     7.944     7.946     7.946     7.945     7.943     7.942     7.941
100-05+    7.942     7.945     7.944     7.943     7.941     7.940     7.939
100-06     7.940     7.943     7.942     7.941     7.939     7.938     7.937
Avg. Life 13.663    15.497    14.876    14.270    13.050    12.432    11.814
1st  Pmt. 11.947    13.781    13.197    12.614    11.197    10.447     9.697
Last Pmt. 16.197    17.364    16.947    16.614    15.697    15.114    14.531


           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:33:13 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  7.725
Class         B1     BAA2                         Accr  0.53646 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 02/07/10   Settle 07/26/96
CenterPrice    99-29+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-20      7.898     7.894     7.897     7.898     7.899     7.900     7.901
99-20+     7.895     7.892     7.894     7.895     7.896     7.897     7.897
99-21      7.892     7.889     7.891     7.892     7.893     7.894     7.894
99-21+     7.889     7.886     7.888     7.889     7.890     7.890     7.891
99-22      7.886     7.883     7.885     7.886     7.887     7.887     7.888
99-22+     7.883     7.880     7.882     7.883     7.884     7.884     7.885
99-23      7.880     7.878     7.879     7.880     7.881     7.881     7.881
99-23+     7.877     7.875     7.876     7.877     7.877     7.878     7.878
99-24      7.874     7.872     7.873     7.874     7.874     7.875     7.875
99-24+     7.871     7.869     7.870     7.871     7.871     7.872     7.872
99-25      7.868     7.866     7.867     7.868     7.868     7.868     7.869
99-25+     7.865     7.864     7.864     7.865     7.865     7.865     7.865
99-26      7.862     7.861     7.861     7.862     7.862     7.862     7.862
99-26+     7.859     7.858     7.858     7.859     7.859     7.859     7.859
99-27      7.856     7.855     7.855     7.856     7.856     7.856     7.856
99-27+     7.853     7.852     7.853     7.853     7.853     7.853     7.853
99-28      7.850     7.850     7.850     7.850     7.850     7.850     7.850
99-28+     7.847     7.847     7.847     7.847     7.846     7.846     7.846
99-29      7.843     7.844     7.844     7.844     7.843     7.843     7.843
99-29+     7.840     7.841     7.841     7.841     7.840     7.840     7.840
99-30      7.837     7.838     7.838     7.838     7.837     7.837     7.837
99-30+     7.834     7.836     7.835     7.835     7.834     7.834     7.834
99-31      7.831     7.833     7.832     7.832     7.831     7.831     7.830
99-31+     7.828     7.830     7.829     7.829     7.828     7.828     7.827
100-00     7.825     7.827     7.826     7.826     7.825     7.824     7.824
100-00+    7.822     7.825     7.823     7.823     7.822     7.821     7.821
100-01     7.819     7.822     7.820     7.820     7.819     7.818     7.818
100-01+    7.816     7.819     7.817     7.817     7.816     7.815     7.815
100-02     7.813     7.816     7.814     7.814     7.812     7.812     7.811
100-02+    7.810     7.813     7.811     7.811     7.809     7.809     7.808
100-03     7.807     7.811     7.808     7.808     7.806     7.806     7.805
100-03+    7.804     7.808     7.805     7.805     7.803     7.802     7.802
100-04     7.801     7.805     7.803     7.802     7.800     7.799     7.799
100-04+    7.798     7.802     7.800     7.799     7.797     7.796     7.796
100-05     7.795     7.800     7.797     7.796     7.794     7.793     7.792
100-05+    7.792     7.797     7.794     7.793     7.791     7.790     7.789
100-06     7.789     7.794     7.791     7.790     7.788     7.787     7.786
100-06+    7.786     7.791     7.788     7.787     7.785     7.784     7.783
100-07     7.783     7.788     7.785     7.784     7.782     7.781     7.780
Avg. Life  6.866     7.780     7.217     7.028     6.725     6.602     6.494
1st  Pmt.  5.031     5.447     5.031     5.031     5.031     5.031     5.031
Last Pmt.  9.197    10.614     9.947     9.531     8.864     8.531     8.364


           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies         07/19/96 12:33:25 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables    Incorporated
Deal ID/CUSIP VMF6B                               Coupon                  8.250
Class         B2     CORP BAA2                    Accr  0.57292 1st Pmt 08/07/96
Collateral    MANUFACTURED HOUSING (Real)         Factor             on   /  /
N/GWAC (Orig)       /        (9.728/10.978)
WAM    (Orig)         (15.307)                    Mat 08/07/26   Settle 07/26/96
CenterPrice    99-26+ Inc   0.5                   Table Yield        Roll@

Price    MHP 175   MHP 100   MHP 125   MHP 150   MHP 200   MHP 225   MHP 250
- -----    -------   -------   -------   -------   -------   -------   -------
99-17      8.436     8.433     8.434     8.435     8.436     8.437     8.438
99-17+     8.434     8.432     8.432     8.433     8.434     8.435     8.436
99-18      8.432     8.430     8.430     8.431     8.432     8.433     8.434
99-18+     8.430     8.428     8.429     8.429     8.430     8.431     8.432
99-19      8.428     8.426     8.427     8.427     8.428     8.429     8.429
99-19+     8.426     8.424     8.425     8.425     8.426     8.427     8.427
99-20      8.424     8.422     8.423     8.423     8.424     8.425     8.425
99-20+     8.422     8.420     8.421     8.421     8.422     8.423     8.423
99-21      8.420     8.418     8.419     8.419     8.420     8.421     8.421
99-21+     8.418     8.416     8.417     8.417     8.418     8.418     8.419
99-22      8.416     8.414     8.415     8.415     8.416     8.416     8.417
99-22+     8.414     8.412     8.413     8.413     8.414     8.414     8.415
99-23      8.412     8.411     8.411     8.411     8.412     8.412     8.413
99-23+     8.410     8.409     8.409     8.409     8.410     8.410     8.410
99-24      8.408     8.407     8.407     8.407     8.408     8.408     8.408
99-24+     8.406     8.405     8.405     8.405     8.406     8.406     8.406
99-25      8.403     8.403     8.403     8.403     8.404     8.404     8.404
99-25+     8.401     8.401     8.401     8.401     8.402     8.402     8.402
99-26      8.399     8.399     8.399     8.399     8.400     8.400     8.400
99-26+     8.397     8.397     8.397     8.397     8.398     8.398     8.398
99-27      8.395     8.395     8.395     8.395     8.395     8.396     8.396
99-27+     8.393     8.393     8.393     8.393     8.393     8.393     8.393
99-28      8.391     8.392     8.391     8.391     8.391     8.391     8.391
99-28+     8.389     8.390     8.390     8.389     8.389     8.389     8.389
99-29      8.387     8.388     8.388     8.387     8.387     8.387     8.387
99-29+     8.385     8.386     8.386     8.386     8.385     8.385     8.385
99-30      8.383     8.384     8.384     8.384     8.383     8.383     8.383
99-30+     8.381     8.382     8.382     8.382     8.381     8.381     8.381
99-31      8.379     8.380     8.380     8.380     8.379     8.379     8.379
99-31+     8.377     8.378     8.378     8.378     8.377     8.377     8.377
100-00     8.375     8.376     8.376     8.376     8.375     8.375     8.374
100-00+    8.373     8.374     8.374     8.374     8.373     8.373     8.372
100-01     8.371     8.373     8.372     8.372     8.371     8.371     8.370
100-01+    8.369     8.371     8.370     8.370     8.369     8.369     8.368
100-02     8.367     8.369     8.368     8.368     8.367     8.366     8.366
100-02+    8.365     8.367     8.366     8.366     8.365     8.364     8.364
100-03     8.363     8.365     8.364     8.364     8.363     8.362     8.362
100-03+    8.361     8.363     8.362     8.362     8.361     8.360     8.360
100-04     8.359     8.361     8.360     8.360     8.359     8.358     8.358
Avg. Life 13.802    15.267    14.673    14.223    13.397    13.002    12.610
1st  Pmt.  9.197    10.614     9.947     9.531     8.864     8.531     8.364
Last Pmt. 24.864    24.864    24.864    24.864    24.864    24.864    24.864


           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

_______________________________________________________________________________

     -  VMF6B
     -  $137,865,912.02
     -  Asset Backed Collateral
_______________________________________________________________________________

Number of Mortgage Loans:                                                 4,762

Aggregate Unpaid Principal Balance:                             $137,865,912.02
Aggregate Original Principal Balance:                           $139,073,948.36

Weighted Average Gross Coupon:                                          10.978%
Gross Coupon Range:                                           7.750% -  18.000%
_______________________________________________________________________________

Average Unpaid Principal Balance:                                    $28,951.26
Average Original Principal Balance:                                  $29,204.95

Maximum Unpaid Principal Balance:                                   $126,934.32
Minimum Unpaid Principal Balance:                                     $4,758.40

Maximum Original Principal Balance:                                 $127,815.27
Minimum Original Principal Balance:                                   $4,758.40

Weighted Avg. Stated Rem. Term (LPD to Mat Date):                       183.840
Stated Rem Term Range:                                        48.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):                           2.537
Age Range:                                                     0.000 -  188.000

Weighted Average Original Term:                                         186.377
Original Term Range:                                          48.000 -  360.000

Weighted Average Original LTV:                                           85.749
Original LTV Range:                                          20.096% - 100.000%
_______________________________________________________________________________

                              GEOGRAPHIC DISTRIBUTION
_______________________________________________________________________________
                               Current
State            # Loans       Balance         % Pool
Alaska               1          $17,040         .01
Alabama             33         $827,540         .60
Arkansas            17         $490,577         .36
Arizona             53       $2,194,727        1.59
California           4         $144,372         .10
Colorado            57       $1,786,894        1.30
Connecticut          3          $86,033         .06
Dist of Col          1           $9,973         .01
Delaware            18         $585,658         .42
Florida            225       $6,422,275        4.66
Georgia             89       $2,044,133        1.48
Hawaii               1           $9,196         .01
Iowa                 9         $230,450         .17
Illinois             6         $192,948         .14
Indiana             31         $750,895         .54
Kansas               4          $79,288         .06
Kentucky           256       $7,063,079        5.12
Louisiana           79       $2,283,810        1.66
Maryland            12         $325,704         .24
Michigan             5          $91,998         .07
Missouri            30         $954,770         .69
Mississippi         65       $1,749,673        1.27
North Carolina     890      $25,597,048       18.57
New Jersey           7         $201,053         .15
New Mexico          47       $1,545,465        1.12
Nevada               5         $136,357         .10
New York            15         $297,661         .22
Ohio                43       $1,194,649         .87
Oklahoma            65       $2,228,812        1.62
Pennsylvania        10         $195,057         .14
Rhode Island         1          $64,181         .05
South Carolina     440      $13,004,807        9.43
Tennessee          819      $22,875,605       16.59
Texas            1,087      $31,669,335       22.97
Virginia           321      $10,173,970        7.38
Vermont              1          $42,621         .03
Wisconsin            2          $36,140         .03
West Virgina         9         $245,337         .18
Wyoming              1          $16,778         .01
_______________________________________________________________________________

Total.....       4,762     $137,865,912      100.00%
_______________________________________________________________________________
_______________________________________________________________________________

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             YEAR OF ORIGINATION
_______________________________________________________________________________
  Year of         # of       Current      % of
Origination       Loans      Balance      Pool
1980                 1        $12,673      .01
1985                 9       $105,549      .08
1986                 4        $41,950      .03
1987                 1        $19,769      .01
1988                13       $159,357      .12
1989                18       $318,322      .23
1990                13       $141,621      .10
1991                23       $396,926      .29
1992                22       $451,309      .33
1993                18       $522,024      .38
1994                10       $265,557      .19
1995               233     $7,408,988     5.37
1996             4,397   $128,021,867    92.86
_______________________________________________________________________________

Total...         4,762   $137,865,912   100.00%
_______________________________________________________________________________
_______________________________________________________________________________

                           ORIGINAL CONTRACT BALANCES
_______________________________________________________________________________
                                            Total
                                 # of      Current
Original Loan Amount          Contracts    Balance      % Pool
          Balance <=   5,000        1          4,758     0.00
  5,000 < Balance <=  10,000      161      1,321,653     0.96
 10,000 < Balance <=  15,000      392      4,779,421     3.47
 15,000 < Balance <=  20,000      625     10,740,592     7.79
 20,000 < Balance <=  25,000      821     18,400,219    13.35
 25,000 < Balance <=  30,000      864     23,439,331    17.00
 30,000 < Balance <=  35,000      623     19,933,250    14.46
 35,000 < Balance <=  40,000      374     13,888,278    10.07
 40,000 < Balance <=  45,000      289     12,147,359     8.81
 45,000 < Balance <=  50,000      255     12,037,239     8.73
 50,000 < Balance <=  55,000      138      7,189,461     5.21
 55,000 < Balance <=  60,000       82      4,684,176     3.40
 60,000 < Balance <=  65,000       73      4,567,685     3.31
 65,000 < Balance <=  70,000       30      2,011,553     1.46
 70,000 < Balance <=  75,000       13        935,333     0.68
 75,000 < Balance <=  80,000        8        613,549     0.45
 80,000 < Balance <=  85,000        6        494,077     0.36
 85,000 < Balance <=  90,000        3        264,054     0.19
 90,000 < Balance <=  95,000        1         90,609     0.07
 95,000 < Balance <= 100,000        1         94,702     0.07
100,000 < Balance <= 105,000        1        101,677     0.07
125,000 < Balance <= 130,000        1        126,934     0.09
_______________________________________________________________________________

Total...                        4,762   $137,865,912   100.00%
_______________________________________________________________________________
_______________________________________________________________________________

                     CURRENT CONTRACT BALANCES
_______________________________________________________________________________
                                            Total
                                # of       Current
     Current Loan Amount      Contract     Balance     % Pool
          Balance <=   5,000        2          9,719     0.01
  5,000 < Balance <=  10,000      196      1,625,088     1.18
 10,000 < Balance <=  15,000      402      5,043,396     3.66
 15,000 < Balance <=  20,000      622     10,936,497     7.93
 20,000 < Balance <=  25,000      821     18,620,011    13.51
 25,000 < Balance <=  30,000      852     23,324,507    16.92
 30,000 < Balance <=  35,000      607     19,549,823    14.18
 35,000 < Balance <=  40,000      378     14,139,045    10.26
 40,000 < Balance <=  45,000      279     11,802,389     8.56
 45,000 < Balance <=  50,000      249     11,787,660     8.55
 50,000 < Balance <=  55,000      136      7,098,322     5.15
 55,000 < Balance <=  60,000       81      4,629,279     3.36
 60,000 < Balance <=  65,000       74      4,632,621     3.36
 65,000 < Balance <=  70,000       29      1,946,617     1.41
 70,000 < Balance <=  75,000       13        935,333     0.68
 75,000 < Balance <=  80,000        8        613,549     0.45
 80,000 < Balance <=  85,000        6        494,077     0.36
 85,000 < Balance <=  90,000        3        264,054     0.19
 90,000 < Balance <=  95,000        2        185,311     0.13
100,000 < Balance <= 105,000        1        101,677     0.07
125,000 < Balance <= 130,000        1        126,934     0.09
_______________________________________________________________________________

Total...                        4,762   $137,865,912   100.00%
_______________________________________________________________________________
_______________________________________________________________________________

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 GROSS COUPON
_______________________________________________________________________________
             Gross                            Current
             Coupon             # Loans       Balance      % Pool
 7.00% < Gross Coupon <=  8.00%     12         $635,521       .46
 8.00% < Gross Coupon <=  9.00%    117       $4,367,274      3.17
 9.00% < Gross Coupon <= 10.00%    745      $25,975,033     18.84
10.00% < Gross Coupon <= 11.00%  1,445      $47,176,588     34.22
11.00% < Gross Coupon <= 12.00%  1,431      $40,056,121     29.05
12.00% < Gross Coupon <= 13.00%    731      $15,430,296     11.19
13.00% < Gross Coupon <= 14.00%    197       $3,135,533      2.27
14.00% < Gross Coupon <= 15.00%     51         $724,622       .53
15.00% < Gross Coupon <= 16.00%      9         $103,177       .07
16.00% < Gross Coupon <= 17.00%      4          $42,322       .03
17.00% < Gross Coupon <= 18.00%     20         $219,426       .16
_______________________________________________________________________________

Total.....                       4,762     $137,865,912    100.00%
_______________________________________________________________________________
_______________________________________________________________________________

                                       LTV RANGE
_______________________________________________________________________________
           LTV                        Current       %
          RANGE          # Loans      Balance      Pool
 0.000 < LTV <=  60.000     190      $4,033,746     2.93
60.000 < LTV <=  65.000     118      $3,308,251     2.40
65.000 < LTV <=  70.000     171      $4,850,989     3.52
70.000 < LTV <=  75.000     262      $8,513,265     6.18
75.000 < LTV <=  80.000     350     $10,743,085     7.79
80.000 < LTV <=  85.000     594     $16,209,784    11.76
85.000 < LTV <=  90.000     703     $21,272,025    15.43
90.000 < LTV <=  91.000     833     $24,770,367    17.97
91.000 < LTV <=  94.000     371      $9,333,017     6.77
94.000 < LTV <=  96.000   1,061     $32,553,277    23.61
96.000 < LTV <= 100.000     109      $2,278,106     1.65
_______________________________________________________________________________

Total.....                4,762    $137,865,912   100.00%
_______________________________________________________________________________
_______________________________________________________________________________

                                REMAINING TERM
_______________________________________________________________________________
                           # of        Current      % of
     Remaining Term        Loans       Balance      Pool
 36 < Rem Term <=  48         20       $169,879      .12
 48 < Rem Term <=  60        157     $1,571,117     1.14
 60 < Rem Term <=  72         33       $370,608      .27
 72 < Rem Term <=  84        387     $6,273,305     4.55
 84 < Rem Term <=  96         40       $616,777      .45
 96 < Rem Term <= 108        271     $5,875,023     4.26
108 < Rem Term <= 120        371     $7,161,031     5.19
120 < Rem Term <= 132         79     $1,974,097     1.43
132 < Rem Term <= 144        362     $8,516,221     6.18
144 < Rem Term <= 156        181     $5,457,168     3.96
156 < Rem Term <= 168         63     $1,547,273     1.12
168 < Rem Term <= 180        940    $26,398,124    19.15
180 < Rem Term <= 192        389    $14,058,342    10.20
192 < Rem Term <= 204        531    $19,820,837    14.38
204 < Rem Term <= 216         58     $2,298,818     1.67
216 < Rem Term <= 228        124     $4,950,805     3.59
228 < Rem Term <= 240        635    $24,169,473    17.53
240 < Rem Term <= 252          4       $248,255      .18
252 < Rem Term <= 264          6       $356,721      .26
264 < Rem Term <= 276          3       $129,230      .09
276 < Rem Term <= 288          4       $200,159      .15
288 < Rem Term <= 300         92     $4,997,937     3.63
348 < Rem Term <= 360         12       $704,714      .51
_______________________________________________________________________________

Total.....                 4,762   $137,865,912   100.00%
_______________________________________________________________________________
_______________________________________________________________________________


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